UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report: January 9, 2005 (Date of earliest event reported: January 9, 2005)

RBC BEARINGS INCORPORATED
 (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

Delaware	333-124824	95-4372080
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Tribology Center
Oxford, CT 06478
Telephone: (203) 267-7001
(Address of Principal Executive Offices, including  Zip Code)

(203) 267-7001
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On January 9, 2006 RBC Bearings Incorporated issued a press release announcing that it will present at the Eighth Annual Needham & Company Growth Conference, held January 10-13 at the New York Palace Hotel, in New York City. which is being furnished as Exhibit 99.1.

Chairman, President and Chief Executive Officer, Dr. Michael J. Hartnett is scheduled to present an overview of the company and its growth strategies on January 13, 2006 at 9:30a.m, with a breakout session immediately following.  Interested parties may access a live broadcast of the presentation through the Investor Relations portion of the company’s website at www.rbcbearings.com on the day of the event.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

Exhibit 99.1.  Press Release dated January 9, 2005.

SIGNATURES

According to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date:  January 9, 2005

RBC BEARINGS INCORPORATED

By:	/s/ Daniel A. Bergeron
	Name:	Daniel A. Bergeron
	Title:	Chief Financial Officer